                                                                    EXHIBIT 10.2
                                                                    ------------



                   PAINE WEBBER REAL ESTATE SECURITIES, INC.

                                   as Seller


                                      and


                        CMC SECURITIES CORPORATION II,

                                 as Purchaser



--------------------------------------------------------------------------------


                       MORTGAGE LOAN PURCHASE AGREEMENT

                         Dated as of October 30, 1996


--------------------------------------------------------------------------------



                         CMC Securities Corporation II
                        REMIC Pass-Through Certificates

                                 Series 1996-C

                               TABLE OF CONTENTS

                                                                                       Page
                                                                                       ----
     SECTION 1.  Definitions..........................................................    1
     SECTION 2.  Purchase and Sale of the Mortgage Loans..............................    7
     SECTION 3.  [Reserved]...........................................................    7
     SECTION 4.  Mortgage Loan Transfer...............................................    7
     SECTION 5.  Examination of Mortgage Files........................................    8
     SECTION 6.  Recordation of Assignments of Mortgage...............................    9
     SECTION 7.  Representations and Warranties of Seller Concerning
                 the First California/Cal Fed Mortgage Loans..........................   10
     SECTION 8.  Assignment and Warranty in Respect of the
                 FNMC/GMAC Mortgage Loans.............................................   19
     SECTION 9.  Representations and Warranties Concerning the Seller
                 and General Warranties...............................................   20
     SECTION 10. Representations and Warranties Concerning the Purchaser..............   22
     SECTION 11. Conditions to Closing................................................   23
     SECTION 12. Servicing; Servicing Fee.............................................   25
     SECTION 13. Accountants' Letters.................................................   25
     SECTION 14. Indemnification......................................................   26
     SECTION 15. Notices..............................................................   28
     SECTION 16. Transfer of Mortgage Loans...........................................   28
     SECTION 17. Termination..........................................................   28
     SECTION 18. Representations, Warranties and Agreements to Survive Delivery.......   28
     SECTION 19. Severability.........................................................   29
     SECTION 20. Counterparts.........................................................   29
     SECTION 21. Amendment............................................................   29
     SECTION 22. Governing Law........................................................   29
     SECTION 23. Further Assurances...................................................   29
     SECTION 24. Successors and Assigns...............................................   29
     SECTION 25. The Seller...........................................................   29
     SECTION 26. Entire Agreement.....................................................   29
     SECTION 27. No Partnership.......................................................   30

          MORTGAGE LOAN PURCHASE AGREEMENT, dated as of October 30, 1996, as amended and supplemented by any and all amendments hereto (collectively, the

"Agreement"), by and between Paine Webber Real Estate Securities, Inc., a
----------
Delaware corporation (the "Seller"), and CMC Securities Corporation II, a
                           ------
Delaware corporation (the "Purchaser", which expression shall include its
                           ---------
successors or assigns).

          Upon the terms and subject to the conditions of this Agreement, the Seller agrees to sell, and the Purchaser agrees to purchase, a pool (the

"Mortgage Loan Pool") consisting of seven sub-pools (each, a "Subpool" and
-------------------                                           -------
collectively, the "Sub-Pools") of conventional mortgage loans having original
                   ---------
terms to maturity of up to 40 years (the "Mortgage Loans") as described more
                                          --------------
fully  herein.   The Seller acquired one or more of the Sub-Pools from,
respectively, First Nationwide Mortgage Corporation, GMAC Mortgage Corporation of PA, ICI Funding Corporation, California Federal Savings Bank and First California Mortgage Company. The Purchaser intends to deposit the Mortgage Loans into a trust fund (the "Trust Fund") in exchange for CMC Securities
                              ----------
Corporation II REMIC Pass-Through Certificates, Series 1996-C (the

"Certificates"), to be created under a pooling and administration agreement, to
 ------------
be dated as of October 1, 1996 (the "Pooling and Administration Agreement"),
                                     ------------------------------------
among the Purchaser, as depositor, Capstead Mortgage Corporation, as master servicer (together with its permitted successors and assigns thereunder in such capacity, the "Master Servicer"), and Texas Commerce Bank National Association,
               ---------------
as trustee (in such capacity, the "Trustee").
                                   -------

          The Purchaser has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-68930) relating
      ----------
to pass-through certificates to be offered from time to time by Purchaser and certain trusts, all of the beneficial ownership of which is owned by Purchaser, in accordance with Rule 415 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the

"Securities Act").  Such registration statement, when it became effective under
---------------
the Securities Act, and the prospectus relating to the public offering of the Certificates by the Purchaser (the "Public Offering"), as from time to time each
                                    ---------------
is amended or supplemented pursuant to the Securities Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus,"
                           ----------------------           ----------
respectively.  The "Prospectus Supplement" shall mean that supplement to the
                    ---------------------
Prospectus, dated October 25, 1996, relating to the Certificates. With respect to the Public Offering of certain of the Certificates, the Purchaser and PaineWebber Incorporated (the "Underwriter") have entered into an underwriting
                               -----------
agreement dated October 25, 1996 and a related terms agreement dated as of October 25, 1996 (collectively, the "Underwriting Agreement").
                                     ----------------------

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

          SECTION   Definitions.  Certain terms are defined herein.  Capitalized
                    -----------
terms used herein but not defined herein shall have the meanings specified in the Pooling and Administration Agreement. The following other terms are defined as follows:

          Accepted Servicing Practices:  With respect to any Mortgage Loan those
          ----------------------------
mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

          Acquisition Price:   $133,850,473.29.
          -----------------

          ALTA:  The American Land Title Association or any successor thereto.
          ----

          Cal Fed Mortgage Loans:  The Mortgage Loans identified in Exhibit 6 to
          ----------------------                                    ---------
this Agreement.

          Cal Fed:  California Federal Savings Bank.
          -------

          Certificates:  CMC Securities Corporation II REMIC Pass-Through
          ------------
Certificates, Series 1996-C.

          Certificateholder:  Any holder of a Certificate.
          -----------------

          Closing Date:  October 30, 1996.
          ------------

          Code:  The Internal Revenue Code of 1986, as amended.
          ----

          Convertible Mortgage Loan:  Any individual Mortgage Loan purchased
          -------------------------
pursuant to this Agreement which contains a provision whereby the Mortgagor is permitted to convert the Mortgage Loan to a fixed rate Mortgage Loan in accordance with the terms of the related Mortgage Note.

          Cut-Off Date:  October 1, 1996.
          ------------

          Cut-Off Date Balance:  The aggregate outstanding principal balance of
          --------------------
the Mortgage Loans on the Cut-Off Date, after deduction of principal payments due on or before the Cut-Off Date whether or not received, including as to any Mortgage Loan originated or acquired after the Cut-Off Date, the original principal balance thereof.

          Due Date:  The first day of each calendar month when the scheduled
          --------
payment on any Mortgage Loan is due.

          Equity Take-Out Refinanced Mortgage Loan:  A Mortgage Loan used to
          ----------------------------------------
refinance an existing mortgage loan, the proceeds of which were in excess of the outstanding principal balance of the existing mortgage loan.

          FHLMC:  The Federal Home Loan Mortgage Corporation, a corporate
          -----
instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          First California:  First California Mortgage Corporation, a California
          ----------------
corporation.

          First California Mortgage Loans:  The Mortgage Loans identified in
          -------------------------------
Exhibit 7 to this Agreement.
---------

          First California/Cal Fed Mortgage Loans:  The First California
          ---------------------------------------
Mortgage Loans and the Cal Fed Mortgage Loans, and "First California/Cal Fed
                                                    ------------------------
Mortgage Loan" shall mean either an First California Mortgage Loan or a Cal Fed
-------------
Mortgage Loan.

          First Lien Mortgage Loan:  Any Mortgage Loan secured by a Mortgage
          ------------------------
with a lien of first priority on the related Mortgaged Property.

          FNMA:  The Federal National Mortgage Association, a federally
          ----
chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

          FNMC:  First Nationwide Mortgage Corporation, a Delaware corporation.
          ----

          FNMC No. 1 Agreement:  A Seller's Warranties and Servicing Agreement
          --------------------
dated as of March 1, 1996 and made between the Seller, as purchaser, and FNMC, as Seller and Servicer, as amended.

          FNMC No. 2 Agreement:  A Seller's Warranties and Servicing Agreement
          --------------------
dated as of June 1, 1996 and made between the Seller, as purchaser, and FNMC, as Seller and Servicer.

          FNMC No. 1 Mortgage Loans:  The Mortgage Loans identified in Exhibit 1
          -------------------------                                    ---------
to this Agreement.

          FNMC No. 2 Mortgage Loans:  The Mortgage Loans identified in Exhibit 2
          -------------------------                                    ---------
to this Agreement.

          FNMC/GMAC/ICI Mortgage Loans:  The FNMC No. 1 Mortgage Loans, the FNMC
          ----------------------------
No. 2 Mortgage Loans, the GMAC No. 1 Mortgage Loans, the GMAC No. 2 Mortgage Loans and the ICI Mortgage Loans, and "FNMC/GMAC/ICI Mortgage Loan" shall mean a
                                      -----------------------------
FNMC No. 1 Mortgage Loan, a FNMC No. 2 Mortgage Loan, a GMAC No. 1 Mortgage Loan, a GMAC No. 2 Mortgage Loan or an ICI Mortgage Loan.

          FNMC/GMAC/ICI Agreements:  The FNMC No. 1 Agreement, the FNMC No. 2
          ------------------------
Agreement, the GMAC No. 1 Agreement, the GMAC No. 2 Agreement and the ICI Agreement.

          FNMC/GMAC/ICI Representations and Warranties:   The representations
          ---------------------------------------------
and warranties of FNMC, GMAC and ICI, respectively, under the FNMC/GMAC/ICI Agreements assigned to the Purchaser pursuant to Section 8.
                                                 ----------

          GMAC:  GMAC Mortgage Corporation of PA, a Pennsylvania corporation.
          ----

          GMAC No. 1 Agreement:  A Sale and Servicing Agreement dated as of
          --------------------
August 1, 1996 and made between the Seller, as Initial Owner, and GMAC, as the Company.

          GMAC No. 2 Agreement:  A Sale and Servicing Agreement dated as of
          --------------------
October 15, 1996 and made between the Seller, as Initial Owner, and GMAC, as the Company.

          GMAC No. 1 Mortgage Loans:  The Mortgage Loans identified in Exhibit 3
          -------------------------                                    ---------
to this Agreement.

          GMAC No. 2 Mortgage Loans:  The Mortgage Loans identified in Exhibit 4
          -------------------------                                    ---------
to this Agreement.

          ICI:  ICI Funding Corporation, a California corporation.
          ---

          ICI Agreement:   A Mortgage Loan Purchase and Warranties Agreement
          -------------
dated as of July 1, 1996 and made between the Seller, as purchaser, and ICI, as Seller.

          ICI Mortgage Loans:  The Mortgage Loans identified in Exhibit 5 to
          ------------------                                    ---------
this Agreement.

          Insurance Policy:  With respect to any Mortgage Loan, any Primary
          ----------------
Mortgage Insurance Policy, standard hazard insurance policy, flood insurance policy or title insurance policy.

          Interest Rate Adjustment Date:  With respect to each Mortgage Loan,
          -----------------------------
the date, on which the Mortgage Interest Rate is adjusted, as specified in the related Mortgage Note.

          Lifetime Rate Cap:  The provision of each Mortgage Note related to a
          -----------------
Mortgage Loan which provides for an absolute maximum Mortgage Interest Rate thereunder. The Lifetime Rate Cap for each Mortgage Loan, if any, is set forth in the relevant Mortgage Loan Schedule.

          Loan-to-Value Ratio ("LTV"):  The fraction, expressed as a percentage,
          ----------------------------
(i) the numerator of which is the original principal balance of a particular Mortgage Loan and (ii) the denominator of which is the Original Value of the Mortgaged Property.

          Monthly Payment:  The scheduled monthly payment of principal and
          ---------------
interest on a Mortgage Loan.

          Mortgage:  The mortgage or deed of trust creating a first lien on an
          --------
interest in the related Mortgaged Property.

          Mortgage File:  The items referred to in Exhibit 8 pertaining to a
          -------------                            ---------
particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

          Mortgage Interest Rate:  The annual rate of interest borne on a
          ----------------------
Mortgage Note, which shall be adjusted from time to time with respect to each Mortgage Loan.

          Mortgage Loan:  The indebtedness of a Mortgagor evidenced by a
          -------------
Mortgage Note which is secured by real property and which is being sold to the Purchaser pursuant to this Agreement. The Mortgage Loans are identified in the Mortgage Loan Schedules.

          Mortgage Loan Schedules: The mortgage loan schedules attached hereto
          -----------------------
as Exhibits 1-7.
   -------------

          Mortgage Note:  The note or other evidence of indebtedness evidencing
          -------------
the indebtedness of a Mortgagor with respect to a Mortgage Loan, and any modifications or amendments thereof.

          Mortgaged Property:  The real property, together with improvements
          ------------------
thereon, securing the indebtedness of the Mortgagor under the related Mortgage Note.

          Mortgage Rate:  The annual rate of interest borne by a Mortgage Note
          -------------
as stated therein and as adjusted from time to time in accordance with the terms thereof .

          Mortgagor:  The obligor(s) on a Mortgage Note.
          ---------

          Negative Amortization Loans: As defined in Section 7(t).
          ---------------------------

          Officer's Certificate:  A certificate signed by the President or any
          ---------------------
Vice President of the Seller and delivered to the Trustee as required by this Agreement.

          Opinion of Counsel:  A written opinion of counsel, who may be counsel
          ------------------
for the Seller or the Purchaser, reasonably acceptable to the Trustee.

          Original Value:  The value of the Mortgaged Property at the time of
          --------------
origination of the related Mortgage Loan, such value being the lower of the value of such property set forth in an appraisal accepted by the originator of such Mortgage Loan or the sales price of such property at the time of origination or, in the case of a refinancing, the value of such property set forth in an appraisal acceptable to the originator of such Mortgage Loan.

          Periodic Rate Cap:  The provision of each Mortgage Note related to
          -----------------
each Mortgage Loan which provides for an absolute maximum amount by which the Mortgage Rate therein may increase or decrease on an Interest Rate Adjustment Date above or below the Mortgage Rate previously in effect. The Periodic Rate Cap for each Mortgage Loan, if any, is the rate set forth in the relevant Mortgage Loan Schedule.

          Person:  Any legal person, including any individual, corporation,
          ------
partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Pooling and Administration Agreement:  A pooling and administration
          ------------------------------------
agreement dated as of October 1, 1996, among the Purchaser, as depositor, Capstead Mortgage Corporation, as master servicer and Texas Commerce Bank National Association, as trustee.

          Primary Mortgage Insurance Policy:  The certificates of private
          ---------------------------------
mortgage insurance relating to a particular Mortgage Loan, or any replacement policy therefor, to the extent required under the applicable Servicing Agreement.

          Rating Agencies:  Standard & Poor's Ratings Services, a division of
          ---------------
The McGraw-Hill Companies, and Moody's Investors Service, Inc.

          Repurchase Price:  With respect to any Mortgage Loan required to be
          ----------------
repurchased by the Seller pursuant to the applicable provisions of this Agreement, an amount equal to the sum of (i) 100% of the principal remaining unpaid on such Mortgage Loan as of the date of repurchase plus (ii) accrued and unpaid interest thereon at the Mortgage Rate through the day prior to the date of repurchase increased by the amount of any unpaid servicing fee or reimbursement of advances otherwise due to the Master Servicer or the applicable Servicer with respect to such Mortgage Loan.

          Securities Act:  The Securities Act of 1933, as amended.
          --------------

          Servicers: The servicing organizations listed in the schedule of
          ---------
servicers and servicing agreements Exhibited to the Pooling and Administration Agreement.

          Servicing Agreement: The servicing agreements listed in the schedule
          -------------------
of servicers and servicing agreements Exhibited to the Pooling and Administration Agreement and providing for the servicing of the Mortgage Loans by the Servicers.

          Trustee:  Texas Commerce Bank National Association, a national banking
          -------
association, as trustee under the Pooling and Administration Agreement.

          Unless the context otherwise requires, references herein to Sections, Clauses or Exhibits shall be construed as references to Sections or Clauses of, or Exhibits to, this Agreement.

          SECTION 2.  Purchase and Sale of the Mortgage Loans.  (a) Upon
                      ---------------------------------------
satisfaction of the conditions set forth in Section 11 hereof, the Seller agrees
                                            ----------
to sell, and the Purchaser agrees to purchase, the Mortgage Loans, having an aggregate Cut-Off Date Balance of approximately $128,562,953.

          (b) The closing for the purchase and sale of the Mortgage Loans and the closing for the issuance of the Certificates will take place on the Closing Date at the office of the Purchaser's counsel in New York, New York or such other place as the parties shall agree.

          (c)  Upon the satisfaction of the conditions set forth in Section 11
                                                                    ----------
hereof, on the Closing Date, the Purchaser shall pay to the Seller the Acquisition Price for the Mortgage Loans in immediately available funds by wire transfer to such account or accounts as shall be designated in writing by the Seller to the Purchaser and the Seller shall assign and convey the Mortgage Loans to the Purchaser.

          SECTION 3.  [Reserved]

          SECTION 4. Mortgage Loan Transfer. The Purchaser will be entitled to
                     ----------------------
all scheduled payments of principal and interest on the Mortgage Loans due after the Cut-Off Date (regardless of when actually collected) and all principal prepayments received on or after the Cut-Off Date. The Seller will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and all principal prepayments on the Mortgage Loans received before the Cut-Off Date.

         (b) Pursuant to the Pooling and Administration Agreement, the Purchaser will assign on the Closing Date all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Certificateholders. In connection with the transfer and assignment of the Mortgage Loans, the Seller has delivered or will deliver or cause to be delivered to the Trustee by the Closing Date or such later date as is agreed to by the Purchaser and Seller (each of the Closing Date and such later date is referred to as a "Mortgage File Delivery Date"), the items of each Mortgage
                  ---------------------------
File. The Seller shall deliver or cause to be delivered original documents constituting a part of the Mortgage File (including any original documents as to which certified copies had previously been delivered) or such certified copies together with the original title insurance policy (or, if a master title policy has been issued by the title insurer, a mortgagee's certificates of title insurance), if a title insurance binder or commitment or other assurance of title was originally deposited, to the Trustee promptly after they are received. The Seller shall cause the Mortgage and intervening assignments, if any, and the assignment of the Mortgage to be recorded not later than 180 days after the Closing Date. Upon the request of the Purchaser, the Seller will assist the Purchaser in effecting the assignment referred to above.

          SECTION 5.  Examination of Mortgage Files.  (a) On or before the
                      -----------------------------
Mortgage File Delivery Date, the Seller will have made the Mortgage Files available to the Purchaser or its agent for examination which may be at the offices of the Trustee or the Seller and/or the Seller's custodian.

The fact that the Purchaser or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's rights to demand cure, repurchase, substitution or other relief as provided in this Agreement. In furtherance of the foregoing, the Seller shall make the Mortgage Files available to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the Seller's compliance with the delivery and recordation requirements of this Agreement and the Pooling and Administration Agreement. In addition, upon request of the Purchaser, the Seller agrees to provide to the Purchaser information regarding the Mortgage Loans and their servicing, to make the Mortgage Files available to the Purchaser (which may be at the offices of the Seller and/or the Seller's custodian) and to make available personnel knowledgeable about the Mortgage Loans for discussions with the Purchaser, upon reasonable request during regular business hours, sufficient to permit the Purchaser to conduct such due diligence as any such party reasonably believes is appropriate.

          (b) Pursuant to the Pooling and Administration Agreement, within 30 days after the Closing Date, the Trustee will review items of the Mortgage Files as set forth on Exhibit 8. If, as a result of its review, the Trustee determines
                ---------
that any document set forth on Exhibit 8 is missing, does not appear regular on
                               ---------
its face, has not been executed, is unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in the applicable Exhibit hereto (a "Material Defect"), the
                                                      ---------------
Trustee shall notify the Seller of such Material Defect. The Seller shall correct or cure any such Material Defect within 60 days from the date of notice from the Trustee of the Material Defect and if the Seller does not correct or cure such Material Defect within such period and such defect materially and adversely affects the value of the Mortgage Loans or the interest of the Certificateholders in the related Mortgage Loan, the Seller will, within 125 days of the date of notice, repurchase the related Mortgage Loan at the applicable Repurchase Price plus, in the event that Capstead Inc. is servicing the applicable Mortgage Loan, 2 1/2 (two and one-half) times the applicable Servicing Fee Percentage under the Mortgage Loan Servicing Purchase Agreement dated October 30, 1996 between Capstead Inc. and Paine Webber Real Estate Securities Inc.; provided, however, that if such defect relates solely to the
                 --------  -------
inability of the Seller to deliver the original security instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, the Seller shall not be required to repurchase such Mortgage Loan if the Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 180 days after the Closing Date.

          (c) In the event the Seller is required to repurchase a Mortgage Loan from the Purchaser pursuant to the preceding paragraph, the Purchaser shall reconvey such Mortgage Loan to the Seller by delivering to the Seller or the Seller's designee, the applicable Mortgage Note endorsed in blank, the applicable Mortgage and the assignment (without recourse, representation or warranty) of Mortgage in blank and such other documents delivered to the Purchaser in connection with the Purchaser's purchase thereof and executing a conveyance and assumption agreement conveying (without recourse, representation or warranty) the Purchaser's rights and obligations under the applicable sale agreement with respect to such Mortgage Loan.

          SECTION 6.  Recordation of Assignments of Mortgage.
                      --------------------------------------

          (a) The Seller will, promptly after the Closing Date, cause each Mortgage and each assignment of Mortgage from the Seller to the Trustee, and all unrecorded intervening assignments, if any, delivered on or prior to the Closing Date, to be recorded in all recording offices in the jurisdictions where the related Mortgaged Properties are located. While each such Mortgage or assignment is being recorded, the Seller shall leave or cause to be left with the Trustee a certified copy of such Mortgage or assignment. In the event that, within 180 days of the Closing Date, the Trustee has not received evidence of recording with respect to each Mortgage Loan delivered to the Purchaser pursuant to the terms hereof, the failure to provide evidence of recording shall be considered a Material Defect, and the provisions of Sections 5 (b) and (c) shall
                                                    ---------------    ---
apply. All customary recording fees and reasonable expenses relating to the recordation of the assignments of Mortgage to the Trustee shall be borne by the Seller.

          (b) It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser, as contemplated by this Agreement be and be treated as a true and absolute sale and conveyance of all of the Seller's right, title, ownership and other interest in the Mortgage Loans. In the event that, notwithstanding the intent of the parties, the Mortgage Loans are held by a court to be the property of the Seller, then
(i) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (ii) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Seller and the Seller hereby grants to the Purchaser of a security interest (and/or an assignment of any security interest that the Seller may hold) in all of the Seller's right, title, ownership and other interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Purchaser would otherwise be entitled to own such Mortgage Loans and proceeds pursuant to Section 4 hereof, including all amounts
                                        ---------
from time to time held or invested in any accounts created pursuant to the Pooling and Administration Agreement, whether in the form of cash, instruments, securities or other property; (iii) the possession by the Purchaser or Trustee of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 (or comparable provision) of the applicable Uniform Commercial Code; and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof or pursuant to the Pooling and Administration Agreement shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected first priority security interest under applicable law and will be maintained as such throughout the term of the Pooling and Administration Agreement.

          SECTION 7.  Representations and Warranties of Seller Concerning the
                      -------------------------------------------------------
First California/Cal Fed Mortgage Loans.  The Seller hereby represents and
---------------------------------------
warrants to the Purchaser as of the Closing Date that, as to each First California/Cal Fed Mortgage Loan, as of the Closing Date:

                      (a)     Mortgage Loans as Described.  The information set
                              ---------------------------
     forth in Exhibit 6 and Exhibit 7 hereto is complete, true and correct in
              ---------     ---------
     all material respects;

                      (b)     Payments Current.  No more than 0.66% by principal
                              ----------------
     balance of the First California/Cal Fed Mortgage Loans within the twelve
     (12) month period immediately preceding the Closing Date has been 30 days or more delinquent and no First California/Cal Fed Mortgage Loan has been greater than 59 days delinquent in such period;

                      (c)     No Outstanding Charges.  There are no defaults in
                              ----------------------
     complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing are not delinquent or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. None of the Seller, First California or Cal Fed has knowingly advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

                      (d)     Original Terms Unmodified.  The terms of the
                              -------------------------
     Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, from the date of origination except by a written instrument which has been recorded, if necessary to protect the interests of the Purchaser, and which has been delivered to the Trustee and the terms of which are reflected in the related Exhibit hereto, if applicable. The substance of any such waiver, alteration or modification has been approved by the title insurer, if any, to the extent required by the policy, and its terms are reflected in the related Exhibit hereto, if applicable. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement, which assumption agreement is part of the Mortgage Loan File delivered to the Trustee and the terms of which are reflected in the applicable Exhibit hereto;

                      (e)     No Defenses.  No Mortgage Loan is subject to any
                              -----------
     right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was, at the time of origination of the related Mortgage

     Loan, or, to the best of Seller's knowledge, is a debtor in any state or Federal bankruptcy or insolvency proceeding;

                      (f)     Hazard Insurance. Pursuant to the terms of the
                              ----------------
     Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of standard extended coverage and such other hazards as are provided for in guidelines approved by FNMA or FHLMC. If upon origination of the Mortgage Loan, the Mortgaged Property was and is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance was required by federal regulation and such flood insurance has been made available) a flood insurance policy is in place. All individual insurance policies contain a standard mortgagee clause naming the Seller and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's costs and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. The hazard insurance policy is the valid and binding obligation of the insurer under the terms thereof, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. None of Seller, First California or Cal Fed has engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller, First California or Cal Fed.

                      (g)    Compliance with Applicable Lawsuit.  Any and all
                             ----------------------------------
     requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws applicable to the Mortgage Loan have been complied with, and the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations; the origination, collection and servicing practices with respect to the Mortgage Loan have been in all respects in compliance with Accepted Servicing Practices, applicable laws and regulations, and have been in all respects legal and proper. The Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans;

                      (h)    No Satisfaction of Mortgage.  The Mortgage has not
                             ---------------------------
     been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released fro the lien on the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. None of the Seller, First California or Cal Fed has waived the performance by the Mortgagor of any action, nor waived any default resulting from any action or inaction by the Mortgagor;

          (i)  Location and Type of Mortgaged Property.  The Mortgaged Property
               ---------------------------------------
     is located in the state identified in Exhibit 6 or Exhibit 7 hereto (as
                                           ---------    ---------
     applicable) and consists of a single parcel of real property with a detached single-family residence erected thereon, or a townhouse, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, no residence or dwelling is a single parcel of real property with a cooperative housing corporation erected thereon, a mobile home or a manufactured dwelling;

          (j)  Valid First Lien.  The Mortgage is a valid, enforceable and
               ----------------
     perfected first lien on the Mortgaged Property, including all buildings and improvements and fixtures relating to the Mortgaged Property securing the related Mortgage Note. The lien on the Mortgage is subject only to:

          (1) the lien of current real property taxes and assessments not yet due and payable;

          (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (a) specifically referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (b) which do not materially adversely affect the appraised value of the Mortgaged Property set forth in such appraisal; and

          (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the marketability of the related Mortgaged Property.

     To the best of Seller's knowledge, the Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien on the Mortgage (except any such subordinate loan which was created in connection with the origination of the related Mortgage Loan details of which are contained in the related Mortgage File);

          (k)  Validity of Mortgage Documents.  The Mortgage Note and the
               ------------------------------
     Mortgage and any other agreement executed and delivered by a Mortgagor in connection with a Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms, except as such enforcement may be limited insolvency, reorganization, receivership or moratorium or other similar laws affecting creditors' rights generally, and by the availability of equitable remedies (including specific performance and injunctive relief), regardless of whether such enforcement is considered in a proceeding in equity or law. All parties to the Mortgage Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such agreement, and the Mortgage Note, the Mortgage and any other such related agreement have been duly and properly executed by such parties. To the best of Seller's knowledge, no fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of any Person, including without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan. The Seller has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein;

          (l)  Full Disbursement of Proceeds.  The Mortgage Loan has been closed
               -----------------------------
     and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

          (m)  Ownership.  Immediately prior to the transfer to the Purchaser,
               ---------
     the Seller was the sole owner of beneficial title to and holder of each Mortgage and Mortgage Note relating to the Mortgage Loans and is conveying the same to the Purchaser free and clear of any and all claims, liens, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, except for liens that will be released simultaneously with such conveyance;

          (n)  Doing Business.  To the best of Seller's knowledge, to the extent
               --------------
     required by applicable law, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) either (i) organized under the laws of such state, or (ii) qualified to do business in such state, or (iii) a federal savings and loan association, a savings bank or a national principal office in such state, or (3) not doing business in such state;

          (O)  LTV, PMI Policy.  No Mortgage Loan has an LTV at origination
               ---------------
     greater than 95%. The original LTV of each Mortgage Loan either was not more than 80%, the excess over 75% is and will be insured as to payment defaults by a Primary

     Mortgage Insurance Policy ("PMI Policy") until the LTV of such Mortgage Loan is reduced to 80%. The maximum LTV for an Equity Take-Out Refinanced Mortgage Loan is 80%. All provisions of such PMI Policy have been and are being complied with, such policy is valid and remains in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage by the PMI Policy. Any Mortgage Loan subject to a PMI Policy obligates the Mortgagor thereunder to maintain the PMI Policy and to pay all premiums and charges in connection therewith. The Mortgage Rate for each Mortgage Loan as set forth in Exhibit 6 or Exhibit 7 (as applicable) is net of
                     ---------    ---------
     any such insurance premium;

          (p)  Title Insurance.  The Mortgage Loan is covered by an ALTA
               ---------------
     lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC and each such title insurance policy is issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan on the related Mortgaged Property, subject only to the exceptions contained in clauses (1), (2) and (3) of paragraph (j) of this
                             -----------  ---     ---
     Section 7, and against any loss by reason of the invalidity or
     ---------
     unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Rate and Monthly Payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller, its successor and assigns, are the sole insurers of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. To the best of Seller's knowledge, no claims have been made under such lender's title insurance policy. No prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

          (q)  No Defaults.  There is no material and monetary default, breach,
               -----------
     violation or event which would permit acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration, and neither the Seller nor its predecessors have waived any default, breach, violation or event which would permit acceleration;

          (r)  No Mechanics' Liens.  To the best of Seller's knowledge, there
               -------------------
     are no mechanics' or similar liens or claims which have been filed for work, labor or material

     (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage except as evidenced on the related title policy under (p) above;

          (s)  Location of Improvements; No Encroachments.  To, the best of,
               ------------------------------------------
     Seller's knowledge, all improvements which were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

          (t)  Origination; Payment Terms.  The Mortgage Loan was originated by
               ---------------------------
     a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority. To the best of Seller's knowledge, the documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. To the best of Seller's knowledge, principal payments on the Mortgage Loan commenced no more than sixty (60) days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Rate, as well as the Lifetime Rate Cap and the Periodic Rate Cap, if any, are as set forth in Exhibit 6 or Exhibit 7
                                                    ---------    ---------
     hereto (as applicable).

     The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, which installments of interest are subject to change due to the adjustments to the Mortgage Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears and, in the case of the First California Loans, are sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization. The Cal Fed Loans are negative amortization loans.

          (u)  Customary Provisions.  The Mortgage contains customary and
               --------------------
     enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
     (ii) otherwise by judicial foreclosure;

          (v)  Conformance with Underwriting Standards. The Mortgage Loan
               ---------------------------------------
     complied in all material respects with the then current underwriting standards of ICI, a copy of which is annexed hereto as Exhibit 15. The
                                                            ----------
     Mortgage Note and Mortgage are on forms acceptable to FHLMC or FNMA, and none of the Seller, First California or Cal Fed has made any representations to a Mortgagor that are inconsistent with the mortgage instruments used;

          (w)  Occupancy of the Mortgaged Property.  To the best of Seller's
               -----------------------------------
     knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates have been made or obtained from the appropriate authorities. Unless otherwise specified in Exhibit 6 or Exhibit 7 hereto (as applicable), the
                            ---------    ---------
     Mortgagor represented at the time of origination of the Mortgage Loan that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence;

          (x)  Deeds of Trust.  In the event the Mortgage constitutes a deed of
               --------------
     trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

          (y)  Transfer of Mortgage Loans.  The Assignment of Mortgage with
               --------------------------
     respect to each Mortgage Loan is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

          (z)  Delivery of Mortgage Documents.  The Mortgage Note, the Mortgage,
               ------------------------------
     the Assignment of Mortgage and any other documents required to be delivered under Section 4 (b) for each Mortgage Loan have been delivered to the Trustee. The Seller is in possession of a complete, true and accurate Mortgage File in compliance with Exhibit 7 hereto, except for such
                                      ---------
     documents the originals of which have been delivered to the Trustee;

          (aa) Assumability.  The documents relating to the Mortgage Loan
               ------------
     provide that such Mortgage Loan may only be assumed if the party assuming such Mortgage Loan meets certain credit requirements stated in such documents;

          (bb) No Buydown Provisions; No Graduated Payments or Contingent
               ----------------------------------------------------------
     Interests. The Mortgage Loan does not contain any "buydown" provision. The
     ---------
     Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

          (cc) Consolidation of Future Advances.  To the best of Seller's
               --------------------------------
     knowledge, any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

          (dd) Mortgaged Property Undamaged; No Condemnation Proceedings. There
               ---------------------------------------------------------
     is no proceeding pending or, to the best of Seller's knowledge, threatened, for the total or partial condemnation of the Mortgaged Property. The Mortgaged Property is undamaged so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan and each Mortgaged Property is in good repair. There have not been any condemnation proceedings with respect to the Mortgaged Property and the Seller has no knowledge of any such proceedings in the future;

          (ee) No Violation of Environmental Laws.  To the best of Seller's
               ----------------------------------
     knowledge, there is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

          (ff) Soldiers' and Sailors' Civil Relief Act.  The Mortgagor has not
               ---------------------------------------
     notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

          (gg) Appraisal.  The Mortgage File contains an appraisal of the
               ---------
     related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a Qualified Appraiser, duly appointed by First California or Cal Fed, as appropriate, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of FNMA or FHLMC and Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

          (hh) Construction or Rehabilitation of Mortgaged Property.  To best of
               ----------------------------------------------------
     Seller's knowledge, no Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

          (ii) Primary Mortgage Insurance Enforceable.  Any primary
               --------------------------------------
     insurance policy is enforceable in accordance with its terms;

          (jj) Escrow Analysis.  With respect to each Mortgage, Seller has
               ---------------
     within the last twelve months (unless such Mortgage was originated within such twelve-month period) analyzed the required Escrow Payments for each Mortgage and adjusted the amount of such payments so that, assuming all required payments are timely made, any deficiency will be eliminated on or before the first anniversary of such analysis, or any overage will be refunded to the Mortgagor, in accordance with RESPA and any other applicable law; and

          (kk) Prior Servicing.  Each Mortgage Loan has been serviced in all
               ---------------
     material respects in compliance with Accepted Servicing Practices.

          Upon discovery or receipt of notice by the Seller, the Purchaser or the Trustee of a breach of any representation or warranty of the Seller set forth in this Section 7, which materially and adversely affects the value of the
              ---------
Mortgage Loans delivered to the Purchaser pursuant to this Agreement or the interests of the Purchaser, the Certificateholders, the Certificate Insurer or the Trustee therein, the party discovering or receiving notice of such breach shall give prompt written notice to the others. In the case of any such breach of a representation or warranty set forth in this Section 7, within 60 days from the date of discovery by the Seller, or the date the Seller is notified by the party discovering or receiving notice of such breach (whichever occurs earlier), the Seller will (i) cure such breach in all material respects or repurchase or cause the repurchase of the affected Mortgage Loan at the applicable Repurchase Price. The obligations of the Seller to cure or repurchase a Mortgage Loan and the obligations of the Seller under Section 14(a) shall constitute the
                                    -------------
Purchaser's, the Trustee's and the Certificateholders' sole and exclusive remedy under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans.

          In the event the Seller is required to repurchase a Mortgage Loan from the Purchaser pursuant to the preceding paragraph, the Purchaser shall reconvey such Mortgage Loan to the Seller by delivering to the Seller or the Seller's designee, the applicable Mortgage Note endorsed in blank, the applicable Mortgage and the assignment of Mortgage in blank, without recourse, representation or warranty, and such other documents delivered to the Purchaser in connection with the Purchaser's purchase thereof and executing a conveyance and assumption agreement without recourse, representation or warranty, conveying the Purchaser's rights and obligations under the applicable sale agreement with respect to such Mortgage Loan.

          Any cause of action against the Seller or relating to or arising out of a breach by the Seller of any representations and warranties made in this
Section 7 shall accrue as to any Mortgage Loan upon the failure by the Seller to
---------
cure such breach or repurchase such Mortgage Loan pursuant to the terms hereof.

          SECTION 8.  Assignment and Warranty in Respect of the FNMC/GMAC/ICI
                      -------------------------------------------------------
Mortgage Loans; certain repurchase obligations.
-----------------------------------------------

          (a) By way of further consideration for the Acquisition Price, the Seller hereby and pursuant to (but not limited by) the certificates and assignments in Exhibit 21 assigns, transfers and conveys to the Purchaser and
               ----------
the Purchaser hereby assumes all of its right and interest in and to and the entire benefit of the representations, warranties, covenants, indemnities and other obligations whatsoever of FNMC, GMAC and ICI with respect to the FNMC/GMAC/ICI Mortgage Loans under the following (copies of which are attached hereto as Exhibits 16-19):
          ---------------

               (i)   Sections 3.01, 3.02, 3.03, 3.04(b) and 8.01 of the FNMC No
 .1 Agreement, other than Section 3.02(iv).

               (ii)  Sections 3.01, 3.02, 3.03, 3.04(b) and 8.01 of the FNMC No.
2 Agreement, other than Section 3.02(iv).

               (iii) Sections 3.01, 3.02, 3.03, 8.01 and 11.13 of the GMAC No.
1 Agreement, other than Sections 3.02(ii).

               (iv)  Sections 3.01, 3.02, 3.03, 8.01 and 11.13 of the GMAC No. 2
Agreement, other than Sections 3.02(ii).

               (v) Sections 10.02 (other than clause (j)), 10.03(c)-(ll), 10.04, 10.06 and 15.01 of the ICI Agreement.

          (b) The Seller hereby represents and warrants to the Purchaser that the FNMC/ GMAC/ICI Representations and Warranties stated on Section 8(a) above
                                                            ------------
are true and correct as of the date hereof and (where such representations and warranties refer to a Cut-off Date) with respect to the Cut-off Date of October 1, 1996 and (where such representations and warranties refer to a Closing Date) with respect to the Closing Date of October 30, 1996.

          (c)  The parties hereto acknowledge and agree that subject to Section
                                                                        -------
8(d), the Purchaser shall look first to ICI, FNMC or GMAC for recourse in the
----
event of any breach of a ICI/FNMC/GMAC Representation and Warranty listed in
Section 8(a) above. Accordingly, the Purchaser agrees to pursue all of its remedies against ICI, FNMC or GMAC, as applicable, with respect to any such breach for the cure period described in the applicable ICI/FNMC/GMAC Agreement prior to pursuing any remedy contained in this Agreement against the Seller with respect to any breach of the representations, warranties or covenants of the Seller contained herein with respect to any such Mortgage Loans.

          (d) In the event of a breach of a representation or warranty in respect of which the Purchaser is required first to look to ICI, FNMC or GMAC for recourse under Section 8(c), such requirement shall not apply if at any
                   ------------
time the Purchaser reasonably forms the opinion that either no such recourse exists against ICI, FMNC or GMAC. In the event that the Purchaser forms such opinion it shall give notice thereof to the Seller and within 60 days of receipt of such notice, the Seller will (i) cure such breach in all material respects or (ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price. The obligations of the Seller to cure or repurchase a Mortgage Loan and the indemnification obligations of the Seller under Section 14(a) shall
                                                             -------------
constitute the Purchaser's, the Trustee's and the Certificateholders' sole and exclusive remedy against the Seller under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans.

          In the event the Seller is required to repurchase a Mortgage Loan from the Purchaser pursuant to the preceding paragraph or Section 8(f), the Purchaser shall reconvey such Mortgage Loan to the Seller by delivering to the Seller or the Seller's designee, the applicable Mortgage Note endorsed in blank, the applicable Mortgage and the assignment of Mortgage in blank, without recourse, representation or warranty, and such other documents delivered to the Purchaser in connection with the Purchaser's purchase thereof and executing a conveyance and assumption agreement, without recourse, representation or warranty, conveying the Purchaser's rights and obligations under the applicable sale agreement with respect to such Mortgage Loan and the Certificates and Assignments contained in Exhibit 21.

          Any cause of action against the Seller or relating to or arising out of a breach by the Seller of any representations and warranties made in this
Section 8(d) shall accrue as to any Mortgage Loan upon the failure by the Seller
------------
to cure such breach or repurchase such Mortgage Loan pursuant to the terms hereof.

          (e) It is understood and agreed that the representations and warranties by the Seller and the remedies available to the Purchaser set forth in Section 7 and Section 8 will inure to the benefit of and shall be enforceable
   ---------     ---------
by the Purchaser, its successors and assigns (including the Trustee), notwithstanding any restrictive or qualified endorsement on any Mortgage Note or assignment of Mortgage or the examination of any Mortgage File.

          (f) Notwithstanding any other provision of this Agreement, in the event that GMAC, FNMC, ICI, Cal Fed or First California elect to exercise any right to substitute any Mortgage Loan, the Seller shall forthwith, and in any event prior to such substitution, repurchase such Mortgage Loan at the Repurchase Price in the manner described in the second paragraph of Section 8
(d) above.

          (g) In the event that at the Distribution Date occurring in October 2026, the Class A Certificates have not been paid in full, or redeemed, the Seller will repurchase the 40 Year Mortgage Loan (as that phrase is defined in the Pooling and Administration Agreement in accordance with the Pooling and Administration Agreement).

          (h) In the event of a breach of the Seller's representations and warranties contained in Sections 8(b) or 9(10), the Purchaser shall first pursue its remedies therefor (if any) under the certificates and assignments set out in Exhibit 21. In the event that the Purchaser is unable to make recovery for such breach under such certificates and assignments, it will give notice to the Seller and the Seller shall cure such breach or repurchase the applicable Mortgage Loan in the manner referred to in Sections 8(d) and 8(e).

     SECTION 9. Representations and Warranties Concerning the Seller and General
                ----------------------------------------------------------------
Warranties regarding the Mortgage Loans.  (a)  As of the date hereof and
---------------------------------------
as of the Closing Date, the Seller represents and warrants to the Purchaser as follows:

          (1) the Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby.

          (2) the Seller has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

          (3) the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated will conflict with or result in a breach of, or constitute a default under, any of the provisions of any material indenture, deed of trust, contract or other agreement or instrument to which Seller is a party or is bound, or any material law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the articles of incorporation or by-laws of the Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

          (4) the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

          (5) this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a legally valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership or moratorium or other similar laws affecting creditors' rights, and by the availability of equitable remedies (including specific performance and injunctive relief), regardless of whether such enforcement is considered in a proceeding in equity or at law, and except as enforcement of the indemnification provisions hereof may be limited by public policy;

               (6) there are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened against the Seller, before or by any court, administrative agency, arbitrator or governmental body which (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller materially and adversely affect the Seller's ability to perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement;

               (7) Seller acquired title to the Mortgage Loans in good faith, without notice of any adverse claim;

               (8)  the Seller's Information (as defined in Section 14(a)
                                                            -------------
hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

               (9) the Seller has supplied to the Purchaser prior to the Closing Date accurate and complete copies of (a) the ICI/FNMC/GMAC Agreements, which contain the entire agreements and understandings of the parties thereto in respect of the ICI/FNMC/GMAC Mortgage Loans, and (b) Exhibit 15 contains true
                                                     ----------
and complete copies of the underwriting guidelines of, respectively, FNMC, GMAC and ICI applicable to the origination of the Mortgage Loans.

               (10) the information concerning the Mortgage Loans set forth at
Exhibit 20 (Mortgage Loan Tables) is true and accurate in all material respects.
----------

               (11) each Mortgage Loan provides for an interest rate which is subject to an adjustment based upon an index that is the value of such index occurring during the interval that begins three months prior to the first day on which the adjusted interest rate is in effect under such Mortgage Loan and ends one year following that day.

               (12) as at the Cut-Off Date, no payment under any Mortgage Loan was greater than fifty nine days delinquent.

          SECTION 10.  Representations and Warranties Concerning the Purchaser.
                       -------------------------------------------------------
As of the date hereof and as of the Closing Date, the Purchaser represents and warrants to the Seller as follows:

               (1) the Purchaser (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

               (2) the Purchaser has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

               (3) the execution and delivery by the Purchaser of this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any material indenture, deed of trust, contract or other agreement or instrument to which Purchaser is a party or is bound, or any material law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the articles of incorporation or by-laws of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

               (4) the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

               (5) this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership or moratorium or other similar laws affecting creditors' rights, and by the availability of equitable remedies (including specific performance and injunctive relief), regardless of whether such enforcement is considered in a proceeding in equity or at law, and except as enforcement of the indemnification provisions hereof may be limited by public policy;

               (6) there are no actions, suits or proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser will be determined adversely to the Purchaser and will if determined adversely to the Purchaser materially and adversely affect the Purchaser's ability to perform its obligations under this Agreement; and the

Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

               (7)  the Purchaser's Information (as defined in Section 13(b)
                                                               -------------
hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          SECTION 11.  Conditions to Closing.  The obligations of the Purchaser
                       ---------------------
under this Agreement will be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

               (1) Each of the obligations of the Seller required to be performed at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of the Seller under this Agreement shall be true and correct as of the date or dates specified in all material respects; and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement or the Pooling and Administration Agreement; and the Purchaser shall have received certificates to that effect signed by authorized officers of the Seller.

               (2) The Purchaser shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof:

                    (i) The Pooling and Administration Agreement, in form and substance reasonably satisfactory to the Trustee and the Purchaser, and all documents required thereby duly executed by all signatories;

                    (ii) A certificates of an officer of the Seller dated as of the Closing Date, in a form reasonably acceptable to the Purchaser, and attached thereto the resolutions of the Seller authorizing the transactions contemplated by this Agreement, together with copies of the Seller's certificates of incorporation, as applicable;

                    (iii) One or more opinions of counsel from the Seller's counsel, covering the matters set forth in Exhibit 3 and otherwise in form
                                                ---------
     and substance reasonably satisfactory to the Purchaser, the Trustee and each Rating Agency; and

               (3) The Certificates to be sold to the Underwriter pursuant to the Underwriting Agreement and a Certificate Purchase Agreement shall have been so issued and sold to the Underwriter.

               (4) The Purchaser shall have received an accountants' letter, addressed to the Purchaser and in a form that is reasonably acceptable to Purchaser, from Ernst & Young L.L.P covering the matters set forth in Section 13
                                                                      ----------
hereof.

               (5) The Seller shall have furnished to the Purchaser such other certificates of its officers to evidence fulfillment of the conditions set forth in this Agreement and the transactions contemplated hereby as the Purchaser and its counsel may reasonably request.

          (b) The obligations of the Seller under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

               (1) The obligations of the Purchaser required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and all of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, and no event shall have occurred which would constitute a breach by it of the terms of this Agreement, and the Seller shall have received a certificate to that effect signed by an authorized officer of the Purchaser.

               (2) The Seller shall have received copies of all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Seller, duly executed by all signatories other than the Seller as required pursuant to the respective terms thereof:

                    (i) The Pooling and Administration Agreement, in form and substance reasonably satisfactory to the Seller, and all documents required thereby duly executed by all signatories ;

                    (ii) A certificate of an officer of the Purchaser dated as of the Closing Date, in a form reasonably acceptable to the Seller, and attached thereto the resolutions of the Purchaser authorizing the transactions contemplated by this Agreement and the Pooling and Administration Agreement, together with copies of the Purchaser's articles of incorporation, and evidence as to the good standing of the Purchaser dated as of a recent date;

                    (iii) One or more opinions of counsel from the Purchaser's counsel, covering the matters set forth in Exhibit 14 attached hereto in
                                                ----------
     form and substance reasonably satisfactory to the Seller; and

                    (iv) All other documents, certificates and opinions as may be requested by the Rating Agencies (as defined in the Pooling and Administration Agreement) to obtain the desired rating of the Certificates.

          SECTION 12.  Servicing; Servicing Fee.  The Mortgage Loans will be
                       ------------------------
master serviced by the Master Servicer pursuant to the terms of the Pooling and Administration Agreement.

          (b) The Seller and the Purchaser agree that as of the Closing Date the FNMC/GMAC Mortgage Loans will be serviced by FNMC and GMAC respectively and that on October 31, 1996 the Seller will sell the servicing rights with respect to the ICI/Cal Fed/First California Mortgage Loans to Capstead Inc.

          SECTION 13.  Accountants' Letters.  Ernst & Young L.L.P. will review
                       --------------------
the characteristics of a sample of the Mortgage Loans and will compare those characteristics to the description of the Mortgage Loans contained in the Prospectus Supplement under the captions "Description of the Offered
                                          --------------------------
Certificates" and "Description of the Mortgage Loans". The Seller will cooperate
------------       ---------------------------------
with the Purchaser in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review and to deliver the letters required of them under the Underwriting Agreement. Ernst & Young L.L.P. will also confirm certain calculations as set forth under the caption "Certain Yield and Prepayment Considerations" in the Prospectus
         -------------------------------------------
Supplement.

          (b) Ernst & Young L.L.P. will deliver to the Purchaser a letter, dated the date of the Prospectus Supplement, in the form previously agreed to by the Seller and the Purchaser, with respect to the financial and statistical information relating to the Master Servicer and its loan program contained in the Prospectus Supplement under the caption "The Master Servicer."
                                            ----------------------

          (c) Ernst & Young L.L.P. will provide to the Purchaser an oral confirmation with respect to the accuracy of the original issue discount information to be set forth on the face of the Certificates, if any.

          SECTION 14.  Indemnification.  The Seller shall indemnify and hold
                       ---------------
harmless the Purchaser and its directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim,
           ----------
expense, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon
(i) any untrue statement of a material fact contained in the Seller's Information as identified in Exhibit 10, the omission to state in the Prospectus
                             ----------
Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Seller and in which additional Seller's Information is identified), in reliance upon and in conformity with Seller's Information, a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading,
(ii) any representation or warranty made by the Seller in Section 7 or Section 8
                                                          ---------    ---------
hereof that is deemed to be untrue or incorrect in materially adverse manner,
(iii) any material cost or expense incurred arising out of the Purchaser's obligation to look first to and to pursue remedies against FNMC or GMAC under
Section 8(b) hereof (including without limitation attorney's fees and other
------------
expenses of litigation), or (iv) any failure by the Seller to perform its obligations under this Agreement; and the Seller shall reimburse the Purchaser and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, expense, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Seller otherwise may have to the Purchaser, or any other such indemnified party.

          (b) The Purchaser shall indemnify and hold harmless the Seller and its directors, officers and controlling persons (as defined in Section 15 of the
                                                               ----------
Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the Purchaser's Information as identified in Exhibit 11, the
                      -----------------------                  ----------
omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Purchaser and in which additional Purchaser's Information is identified), in reliance upon and in conformity with the Purchaser's Information, a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty made by the Purchaser in Section 10 hereof that is deemed, to be untrue or incorrect in a
             ----------
materially adverse manner, or (iii) any failure by the Purchaser to perform its obligations under this Agreement; and the Purchaser shall reimburse the Seller and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Purchaser otherwise may have to the Seller or any other such indemnified party.

          (c)  Promptly after receipt by an indemnified party under subsections
                                                                    -----------
(a) or (b) above of notice of the commencement of any action, such indemnified
---    ---
party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 14 except to the extent that it
                                       ----------
has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly (but, in any event, within 30 days) after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there is a conflict of interest between itself or themselves and the indemnifying party in the conduct of the defense of any claim or that the interests of the indemnified party or parties are not substantially co-extensive with those of the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (provided, however, that the indemnifying party shall be liable only for the fees and expenses of one counsel in addition to any local counsel required by the laws, rules or regulations of any applicable court). Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.
         --------  -------

          (d) If the indemnification provided for in paragraphs (a) and (b) of this Section 14 shall for any reason be unavailable to an indemnified party in
     ----------
respect of any loss, claim, damage or liability, or any action in respect thereof, referred to in Section 14, then the indemnifying party shall in lieu of
                        ----------
indemnifying the indemnified party contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Seller on the one hand and the Purchaser on the other from the purchase and sale of the Mortgage Loans, the offering of the Certificates and the other transactions contemplated hereunder. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

          (e) The parties hereto agree that reliance by an indemnified party on any publicly available information or any information or directions furnished by an indemnifying party shall not constitute negligence, bad faith or willful misconduct by such indemnified party.

          SECTION 15.  Notices.  All demands, notices and communications
                       -------
hereunder shall be in writing but may be delivered by facsimile transmission subsequently confirmed in writing. Notices to the Seller shall be directed to Paine Webber Real Estate Securities, Inc., 1285 Avenue of the Americas, New York, New York 10019, Attention: Barbara Dawson; notices to the Purchaser shall be directed to CMC Securities Corporation II, 2711 N. Haskell Avenue, Suite 1000, Dallas, Texas 75204 Attention: Wade Walker; or to any other address as may hereafter be furnished by one party to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt) provided that it is received on a business day during normal business hours and, if received after normal business hours, then it shall be deemed to be received on the next business day.

          SECTION 16.  Transfer of Mortgage Loans.  The Purchaser retains the
                       --------------------------
right to assign the Mortgage Loans and any or all of its interest under this Agreement to the Trustee without the consent of the Seller, and, upon such assignment, the Trustee shall succeed to the applicable rights and obligations of the Purchaser hereunder; provided, however, the Purchaser shall remain entitled to the benefits set forth in Sections 14 and 18 hereto. Notwithstanding
                                      -----------     --
the foregoing, the sole and exclusive right and remedy of the Trustee with respect to a breach of representation or warranty of the Seller shall be the repurchase and indemnity obligations of the Seller contained in Sections 5, 7, 8 and 14 hereof.
                      -------     --

          SECTION 17.  Termination.  This Agreement may be terminated (a) by the
                       -----------
mutual consent of the parties hereto prior to the Closing Date, (b) by the Purchaser, if the conditions to the Purchaser's obligation to close set forth under Section 11(a) hereof are not fulfilled as and when required to be
      -------------
fulfilled or (c) by the Seller, if the conditions to the Seller's obligations to close set forth under Section 11(b) hereof are not fulfilled as and when
                      -------------
required to be fulfilled. In the event of termination pursuant to clause (b),
                                                                   ----------
the Seller shall pay, and in the event of termination pursuant to clause (c),
                                                                  ----------
the Purchaser shall pay, all reasonable out of pocket expenses incurred by the other in connection with the transactions contemplated by this Agreement. In the event of a termination pursuant to clause (a), each party shall be responsible
                                   ----------
for its own expenses.

          SECTION 18.  Representations, Warranties and Agreements to Survive
                       -----------------------------------------------------
Delivery.  All representations, warranties and agreements contained in this
--------
Agreement, or contained in certificates of officers of the Seller or the Purchaser submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans to the Purchaser (and by the Purchaser to the Trustee). Subsequent to the delivery of the Mortgage Loans to the Purchaser, the Seller's representations and warranties contained herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage Loans actually delivered to the Purchaser and included in Exhibits
                                                                       --------
1-7, but not to any Repurchased Mortgage Loan.
---

          SECTION 19.  Severability.  If any provision of this Agreement shall
                       ------------
be prohibited or invalid under applicable law, the Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

          SECTION 20.  Counterparts.  This Agreement may be executed in
                       ------------
counterparts, each of which will be an original, but which together shall constitute one and the same agreement.

          SECTION 21.  Amendment.  This Agreement cannot be amended or modified
                       ---------
in any manner without the prior written consent of each party.

          SECTION 22.  Governing Law.  THIS AGREEMENT SHALL BE DEEMED TO HAVE
                       -------------
BEEN MADE AND PERFORMED IN THE STATE OF NEW YORK AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

          SECTION 23.  Further Assurances.  Each of the parties agrees to
                       ------------------
execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement including any amendments hereto which may be required by either Rating Agency.

          SECTION 24.  Successors and Assigns.  This Agreement shall bind and
                       ----------------------
inure to the benefit of and be enforceable by the Seller and the Purchaser and their permitted successors and assigns and, to the extent specified in Section
                                                                       -------
14 hereof, their respective directors, officers and controlling persons (within
--
the meaning of federal securities laws). The Seller acknowledges and agrees that the Purchaser will assign its rights under this Agreement (including, without limitation, with respect to the Seller's representations and warranties respecting the Mortgage Loans) to the Trustee. Any person into which the Seller may be merged or consolidated (or any person resulting from any merger or consolidation involving the Seller), any person resulting from a change in form of the Seller or any person succeeding to the business of the Seller, shall be considered the "successor" of the Seller hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of either party hereto. This Agreement cannot be assigned, pledged or hypothecated by the Seller without the written consent of the Purchaser and any such assignment or purported assignment shall be deemed null and void.

          SECTION 25.  The Seller.  The Seller will keep in full effect all
                       ----------
rights as are necessary to perform its respective obligations under this Agreement.

          SECTION 26.  Entire Agreement.  This Agreement contains the entire
                       ----------------
agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

          SECTION 27.  No Partnership.  Nothing herein contained shall be deemed
                       --------------
or construed to create a partnership or joint venture between the parties hereto. It is understood that the services of the Seller and Master Servicer shall be rendered as an independent contractor and not as agent for the Purchaser.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                              PAINE WEBBER REAL ESTATE SECURITIES, INC.


                              By:_______________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________


                              CMC SECURITIES CORPORATION II


                              By:_______________________________________________
                                 Wade Walker
                                 Vice President - Asset and Liability Management


Signature Page to Mortgage Loan Purchase Agreement
--------------------------------------------------